Exhibit 23(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          The Board of Directors
          Woolworth Corporation:

          We consent to the inclusion of our reports incorporated by reference in the Registration Statement on Form S-8 pertaining to the Woolworth Corporation Directors' Stock Plan.

                                   KPMG Peat Marwick LLP

          New York, New York
          June 24, 1996